VECTRUS FIRST QUARTER 2018 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER MAY 8, 2018

SAFE HARBOR STATEMENT SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2018 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2018 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OTHER STATEMENTS ABOUT REVENUE AND DAYS SALES OUTSTANDING (DSO), OUR CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," “GOAL” OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD- LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR DEPENDENCE ON THE U.S. GOVERNMENT AND THE IMPORTANCE OF OUR MAINTAINING A GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS; ANY ACQUISITIONS, INVESTMENTS OR JOINT VENTURES, INCLUDING THE INTEGRATION OF SENTEL CORPORATION INTO OUR BUSINESS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS, INCLUDING ITS OPERATIONS IN AFGHANISTAN; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS INCLUDING UNDER THE TAX CUTS AND JOBS ACT, OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; INCLUDING CHANGES RELATED TO ACCOUNTING STANDARDS CODIFICATION TOPIC 606, REVENUE FROM CONTRACTS WITH CUSTOMERS (ASC 606); ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2017 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. Page 2

BUSINESS UPDATE • Solid Q1 results driven by operational improvements and enhanced sales efforts o Q1 results combined with contract wins and extensions increase revenue visibility o Modestly increasing 2018 guidance for revenue, net income and diluted earnings per share • Won over $120 million of new business in Q1, while continuing to expand our base o Awarded $108 million Army Contract for Kuwait Dining Facilities (DFAC 3.0) o Awarded a $16 million AFCAP task order at Al Dhafra Air Base in the United Arab Emirates (UAE) o Awarded $385 million nine-month K-BOSSS extension o Subsequent to Q1, awarded a $106 million extension to continue providing enterprise network services in Southwest Asia o Backlog increased 13% year-over-year to $3.3 billion • New business pipeline remains favorable o Approx. $1.4 billion of proposals submitted and pending potential award o $8 billion in potential new business opportunities identified over the next 12 months • Integration of SENTEL on schedule and almost complete • LOGCAP V update Page 3

STRATEGIC PROGRESS How We Are Doing It What We Plan To Do Enhance Foundation Executing continuous sales cycle to increase organic growth Strengthened methods and approaches to grow in and around our base Vectrus will be an innovator and (Keesler, AFCAP, DFAC 3.0, RSS II wins) leader in the convergence of our Vectrus Air Force footprint has doubled year-over-year clients' physical and digital infrastructure and supply chains Expand Portfolio Introducing new technology and capabilities into existing programs and new business Enhance Expand Foundation Portfolio Broadened our client set to new federal clients, such as the intelligence community Geographically expanding our contract base e.g., U.S. +84% and Europe +67% year-over-year Add More Value Add More Value Executing Enterprise Vectrus to improve performance Established regional service centers to enhance client support and lower costs Standardizing, improving, and automating core operational capabilities Page 4

FIVE YEAR PLAN, TARGETED OUTCOMES Vectrus will be an innovator and leader in the convergence of our clients' physical and digital infrastructure and supply chains, targeting $2.5 billion in revenue and 7% EBITDA margins by 2023 HOW: Transform the way in which ACTION: Transform Vectrus into a Logistics and Facilities services are higher value, technology-enabled and delivered; become a full lifecycle provider differentiated platform in the converged infrastructure market; create partnerships with leading solutions providers DIFFERENTIATE THROUGH HIGHER-VALUE ACTION: Grow revenue through OFFERINGS ACTION: Improve business deliberate organic activities and positioning to yield 7% EBITDA purposeful and prudent acquisitions margins GROW ATTAIN 7% REVENUE TO EBITDA $2.5B MARGINS HOW: Organic expansion of HOW: Grow Top line; execution programs and contracts; Business of Enterprise Vectrus; infuse development/sales enhancement; higher value capabilities into our inorganic opportunities programs Page 5

Q1 FINANCIAL HIGHLIGHTS • ASC 606, revenue recognition accounting standard adopted January 1, 2018 • Solid financial results o Revenue $320.5 million o Operating margin 2.7%; diluted earnings per share $0.54 1 o Adjusted operating margin 3.7% under former ASC 605 revenue guidance 1 o Adjusted operating margin 4.0% under former ASC 605 revenue guidance and excluding non-recurring acquisition and transition costs • Acquired SENTEL on January 23, 2018 for $36 million o Paid off debt associated with the transaction during Q1 o Expected to be accretive to 2018 diluted EPS • Total leverage ratio of 1.48x o Total debt $78 million 1 Non-GAAP financial information. See appendix for reconciliation. Page 6

Q1 2018 FINANCIAL RESULTS First Quarter 2018 Q1 Q1 (In millions, except Operating Margin and Diluted Earnings Per Share) 2018 2017 vs. 2017 Revenue $ 320.5 $ 290.0 $ 30.5 Operating income $ 8.7 $ 11.7 $ (3.0) Operating margin 2.7% 4.0% (1.3)% Net income $ 6.1 $ 6.7 $ (0.6) Diluted earnings per share $ 0.54 $ 0.60 $ (0.06) Net Cash (used in) provided by operating activities $ (11.6) $ 10.0 $ (21.6) Q1 Q1 1 Q1-2018 results under ASC 605 and excluding transaction and non-recurring costs: 2018 2017 vs 2017 Adjusted revenue $ 320.6 $ 290.0 $ 30.6 Adjusted operating income $ 13.0 $ 11.7 $ 1.3 Adjusted operating margin 4.0% 4.0% 0.0 % Adjusted EBITDA $ 13.8 $ 12.1 $ 1.7 Adjusted EBITDA % 4.3% 4.2% 0.1 % Adjusted diluted EPS $ 0.85 $ 0.60 $ 0.25 1 Non-GAAP financial information. See appendix for reconciliation. Page 7

BACKLOG(1) ($B) $3.5 $3.1 $3.3 $3.0 $2.9 $2.8 $2.9 $2.5 (2) 2.6 $2.0 $2.3 $2.0 $1.9 $2.2 $1.5 $1.0 $0.9 $0.8 $0.5 $0.9 $0.7 0.7 $- 1Q17 2Q17 3Q17 4Q17 1Q18 Funded Unfunded • Total backlog $3,306 million as of March 30, 2018 o Funded backlog $723 million o Unfunded backlog $2,583 million • SENTEL contributed total backlog $281 million in 1Q18 (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court. Page 8

2018 GUIDANCE SUMMARY (Prior) (Updated) (Prior) (Updated) 2018 2018 Var to $ millions, except for operating margin and per share amounts 2018 Guidance 2018 Guidance Mid-Point Mid-Point 2017 Mid %Var Revenue $ 1,205 to $ 1,275 $ 1,215 to $ 1,285 $ 1,240 $ 1,250 $ 1,115 $ 135 12.1 % Operating Margin (unchanged) 3.6 % to 4.0% 3.6 % to 4.0% 3.8% 3.8% 3.7% 10 bps Net Income $ 30.5 to $ 36.4 $ 30.9 to $ 36.9 $ 33.5 $ 33.8 $ 59.5 $(25.7) (43.1)% Adjusted Net Income 1 $ 24.4 Diluted EPS $ 2.70 to $ 3.22 $ 2.71 to $ 3.23 $ 2.96 $ 2.97 $ 5.31 $(2.34) (44.1)% Adjusted Diluted Earnings Per Share 1 $ 2.17 Net Cash Provided by Operating Activities (unchanged) $ 35.0 to $ 39.0 $ 35.0 to $ 39.0 $ 37.0 $ 37.0 $ 35.4 $ 1.6 4.5% 2018 guidance assumptions: • Non-recurring transaction related expenses related to acquisition of SENTEL of $3.0 million • Capital expenditures approximately $9.0 million • Depreciation and amortization approximately $4.2 million • 2018 mandatory debt payments $4.0 million • Interest expense approximately $4.3 million • Estimated tax rate of 22% • Diluted EPS assumes 11.4 million weighted average diluted shares outstanding at December 31, 2018 (1) See appendix for reconciliation of non-GAAP measure. Change in deferred tax liability related to Tax Cuts and Jobs Act. Page 9

VECTRUS FIRST QUARTER 2018 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

RECONCILIATION OF NON-GAAP MEASURES The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. In addition, we consider ASC 605 results, adjusted operating income, adjusted operating margin, EBITDA, EBITDA %, adjusted EBITDA, adjusted EBITDA %, adjusted net income and adjusted diluted earnings per share to be useful to management and investors in evaluating our operating performance for the periods presented, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. ASC 605 results, adjusted operating income, adjusted operating margin, EBITDA, EBITDA %, adjusted EBITDA, adjusted EBITDA %, net income, adjusted net income and adjusted diluted earnings per share, however, are not measures of financial performance under generally accepted accounting principles in the United States of America (GAAP) and should not be considered a substitute for net income and diluted earnings per share as determined in accordance with GAAP. Reconciliations of these items are provided below. "ASC 605" is defined as the current results adjusted for prior revenue recognition standard. "Adjusted operating income" is defined as operating income, adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "Adjusted operating margin" is defined as adjusted operating income divided by revenue. "EBITDA" is defined as operating income, adjusted to exclude depreciation and amortization. "EBITDA %" is defined as EBITDA divided by revenue. "Adjusted EBITDA" is defined as EBITDA adjusted to exclude items that may include, but are not limited to, transaction and non-recurring integration costs that impact current results but are not related to our ongoing operations. "Adjusted EBITDA %" is defined as adjusted EBITDA divided by revenue. "Adjusted net income" is defined as net income, adjusted to exclude items that may include, but are not limited to, other income; significant charges or credits that impact current results but are not related to our ongoing operations and unusual and infrequent non-operating items and non-operating tax settlements or adjustments, such as revaluation of our deferred tax liability as a result of the Tax Cuts and Jobs Act, and net settlement of uncertain tax positions. "Adjusted diluted earnings per share" is defined as adjusted net income divided by the weighted average diluted common shares outstanding. Page 11

RECONCILIATION OF NON-GAAP MEASURES Year Ended (In thousands, except per share data) December 31, Adjusted Net Income and Adjusted Diluted Earnings Per Share (Non-GAAP Measure) 2017 Net income $ 59,497 Revaluation of deferred tax liability 1 (35,139) Adjusted net income $ 24,358 GAAP EPS, diluted $5.31 Adjusted EPS, diluted $2.17 Weighted average common shares outstanding, diluted 11,209 1 Change in deferred tax liability related to change in federal tax rate under Tax Cuts and Jobs Act. Page 12

RECONCILIATION OF NON-GAAP MEASURES (CONT.)

Impact of ASC606 vs. ASC605

In thousands, except for % and diluted EPS

ASC 606 vs. ASC 605 (Non-GAAP Measure)	Three Months Ended March 30, 2018		
	ASC 606	ASC 605	Change
Revenue	$ 320,516	$ 320,614	$ (98)
Cost of revenue	294,050	291,019	3,031
SG&A	17,795	17,795	—
Operating income	8,671	11,800	(3,129)
Operating margin	2.7 %	3.7 %	
Interest (expense) income	(1,164)	(1,164)	—
Income before income taxes	7,507	10,636	(3,129)
Income tax expense	1,396	1,978	(582)
Net income	$ 6,111	$ 8,658	$ (2,547)
Weighted average common shares outstanding - diluted	11,338	11,338	—
Earnings per share - diluted	$ 0.54	$ 0.76	$ (0.22)

EBITDA and adjusted EBITDA (Non-GAAP Measure)	ASC 606	ASC 605	Change
In thousands, except for %	Three Months Ended March 30, 2018		
Operating income	$ 8,671	$ 11,800	$ (3,129)
Depreciation and amortization	809	809	—
EBITDA	$ 9,480	$ 12,609	$ (3,129)
EBITDA %	2.96 %	3.93 %	
Transaction and non-recurring integration costs	1,177	1,177	—
Adjusted EBITDA	$ 10,657	$ 13,786	$ (3,129)
Adjusted EBITDA %	3.3 %	4.3 %	

Impact of ASC606 vs ASC606 and non-recurring acquisition and transition costs

In thousands, except for %	Three Months Ended March 30, 2018		
Adjusted Operating Income and Adjusted Operating Margin (Non-GAAP Measure)	ASC 606	ASC 605	Change
Revenue	$ 320,516	$ 320,614	$ (98)
Cost of revenue	294,050	291,019	3,031
SG&A	17,795	17,795	—
Operating income	$ 8,671	$ 11,800	$ (3,129)
Operating margin	2.7 %	3.7 %	
Transaction and non-recurring integration cost	1,177	1,177	—
Adjusted operating income	$ 9,848	$ 12,977	$ (3,129)
Adjusted operating margin	3.1 %	4.0 %	

Adjusted Net Income and Adjusted Diluted Earnings Per Share (Non-GAAP Measure)	ASC 606	ASC 605	Change
In thousands, except for diluted EPS	Three Months Ended March 30, 2018		
Net income	$ 6,111	$ 8,658	$ (2,547)
Transaction and non-recurring integration costs	1,177	1,177	—
Tax impact of adjustments	(219)	(219)	—
Adjusted net income	$ 7,069	$ 9,616	$ (2,547)
GAAP EPS - diluted	$ 0.54	$ 0.76	$ (0.22)
Adjusted EPS - diluted	$ 0.62	$ 0.85	$ (0.23)
Weighted average common shares outstanding - diluted	11,338	11,338	

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